UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2021

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYNE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders

On August 3, 2021, Zynerba Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

(a) Proposal 1 — Election of Seven Directors. Each director nominee was elected to the Board of Directors to serve as a director until the 2022 Annual Meeting of the Stockholders or until his or her respective successor is elected and qualified, as follows:

Name	For	Withheld	Broker Non- Votes
Armando Anido	13,090,970	1,011,109	6,499,182
John P. Butler	11,391,303	2,710,776	6,499,182
Warren D. Cooper, MB, BS, BSc, MFPM	11,610,985	2,491,094	6,499,182
William J. Federici	13,392,775	709,304	6,499,182
Daniel L. Kisner, MD	13,167,036	935,043	6,499,182
Kenneth I. Moch	13,185,638	916,441	6,499,182
Pamela Stephenson	11,917,785	2,184,294	6,499,182

(b) Proposal 2 — Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,999,973	205,984	368,303	27,001

(c) Proposal 3 — Approval and Adoption of Amendment to Sixth Amended and Restated Certificate of Incorporation. The amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation to make the federal district courts of the United States of America the exclusive forum for certain legal actions was not approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,637,892	1,220,787	270,398	6,472,184

(d) Proposal 4 — Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,241,201	1,326,949	533,928	6,499,183

(c) Proposal 5 — Indicate, on a Non-Binding Advisory Basis, the Frequency of the Advisory Vote on Executive Compensation. The Company’s stockholders indicated, on a non-binding advisory basis, the preferred frequency of the advisory vote on the compensation of the Company’s named executed officers, as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
13,086,475	379,413	290,597	345,593	6,499,183

Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our stockholders, the Board of Directors of the Company will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our Annual Meeting of Stockholders in 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2021

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Suzanne Hanlon
Name: Suzanne Hanlon
Title: Secretary, Vice President and General Counsel